SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

                          CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):

                            May 20, 1996


                       TAMPA ELECTRIC COMPANY
       (Exact name of registrant as specified in its charter)




     FLORIDA                       1-5007              59-0475140
(State or other jurisdiction  (Commission file     (IRS Employer
     of incorporation)             Number)      Identification No.)



     702 North Franklin Street, Tampa Florida            33602
     (Address of principal executive offices)          (Zip code)

Registrant's telephone number, including area code: (813) 228-4111



















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Item 5.   Other Events


          See  the  Press  Release  dated  May  22,  1996, filed as
     Exhibit 99.1 and incorporated herein by reference, describing the Florida Public Service Commission s final order issued May 20, 1996 which approved the March 25, 1996 agreement among the registrant, the Office of Public Counsel and the Florida Industrial Power Users Group on a multi-year base rate freeze, revenue deferral and refund plan for the registrant.











































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Item 7.   Financial Statements and Exhibits

           (C) Exhibits

               99.1 Press Release dated May 22, 1996.
















































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                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:    May 22, 1996             Tampa Electric Company



                                   By:/s/ E. A. Townes
                                        E. A. Townes
                                        Assistant Controller



































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                         INDEX TO EXHIBITS


Exhibit No.    Description of Exhibits                 Page No.

     99.1      Press Release dated May 22, 1996           6















































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